INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Schedule of deferred tax assets and liabilities

Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2020	2019
Deferred tax assets:
Net operating loss carryover	$9,064	$8,838
Stock-based compensation	1,920	1,920
Accrued compensation	334	334
Other	30	30
Tax credits	458	458
Total deferred tax assets	11,806	11,580
Less: valuation allowance	(11,806)	(11,580)
Net deferred tax assets	$—	$—

Schedule of actual tax benefit differs from the expected tax benefit

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2020 and 2019 (computed by applying the U.S. Federal Corporate tax rate of 21% to income before taxes) are as follows:

	2020	2019
Statutory federal income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal benefits	(7.0)%	(7.0)%
Non-deductible items	24.4%	2.2%
Valuation allowance	3.6%	25.8%
Effective income tax rate	—%	—%